Exhibit 10.10j

Execution Copy
CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

FIFTH AMENDMENT TO

THE AMENDED AND RESTATED

CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 19, 2014 (the “Amendment Effective Date”), is by and among SOLARCITY CORPORATION, a Delaware corporation (the “Borrower”), the Lenders party hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Subsidiaries of the Borrower from time to time party thereto (the “Guarantors”), certain banks and financial institutions from time to time party thereto as lenders (the “Lenders”), the Administrative Agent, and Bank of America Merrill Lynch, as sole lead arranger and sole book manager, are parties to that certain Amended and Restated Credit Agreement dated as of November 1, 2013 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

AMENDMENTS TO CREDIT AGREEMENT

Section 1.01   New Definitions. The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Cancellation Rate” means, with respect to residential Projects in a particular Stage of Completion, originated through a particular Sales Channel, the rate of cancellation set forth in Schedule D of the Borrowing Base Certificate most recently delivered pursuant to Section 6.02(m) for such Stage of Completion and such Sales Channel.

“Expected Cancellation Value” means, for residential Projects, with respect to a given Stage of Completion, originated through a particular Sales Channel, the product of (a) the PV System Values for such Stage of Completion and such Sales Channel as such values are set forth

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

in Schedule D of the Borrowing Base Certificate most recently delivered pursuant to Section 6.02(m), and (b) the Cancellation Rate for such Stage of Completion and such Sales Channel.

“Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit V or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer.

“Sales Channel” means, with respect to a given residential Project, one of the following means of origination of such Project: (a) “Inside Sales”, (b) “Field Sales”, (c) “Direct Sales”, (d) “Channel Sales”, or (e) “Other” in each case as set forth in Schedule D of the Borrowing Base Certificate most recently delivered pursuant to Section 6.02(m) for such Stage of Completion and such Sales Channel.

“Stage of Completion” means, with respect to a given residential Project, one of the following statuses of such Project: (a) sold but not yet site surveyed, (b) site surveyed but not yet designed, (c) designed but not yet permitted, or (d) permitted but not yet installed, in each case as set forth in Schedule D of the Borrowing Base Certificate most recently delivered pursuant to Section 6.02(m) for such Stage of Completion and such Sales Channel.

“Total Expected Cancellations” means, the sum of each Expected Cancellation Value for each Stage of Completion and Sales Channel.

Section 1.02   Amendments to Section 1.01.  The following definitions in Section 1.01 are hereby amended and restated in their entirety to read as follows:

“Letter of Credit Sublimit” means an amount equal to the lesser of (a) $40,000,000, and (b) the Facility.  The Letter of Credit Sublimit is part of, and not in addition to, the Facility.

“Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit E or such other form as may be approved by the Administrative Agent  (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

“Excluded Subsidiaries” means (a) any existing or future acquired or formed special purpose Subsidiary (i) without employees or (ii) that is required to have employees and maintains such employees solely to the extent necessary to comply with licensing requirements under applicable Law, in each case, in which the Borrower holds a direct or indirect interest, established for the purpose of acquiring, leasing, operating, owning or financing energy systems and any SRECs, directly or indirectly, including but not limited to solar photovoltaic, battery storage, geothermal and other renewable energy technologies, in each case, (x) whose committed financing or equity contribution proceeds are included in the calculation of Available Take-Out, (y) whose Tax Equity Commitments or Backlever Financing Commitments as the case may be, have been fully deployed and which Tax Equity Commitments or Backlever Financing Commitments, as the case may be, are no longer included in the calculation Available Take-Out, or (z) was acquired or formed solely as an obligor for a System Refinancing and which has no assets other than those being borrowed against or securing such System Refinancing, (b) any existing or future acquired or formed Immaterial Subsidiary, and (c) any existing or future acquired or formed Subsidiary operating as a public utility, Load-Serving Entity, electric supplier, or political action committee.

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“Responsible Officer” means (a) the chief executive officer, president, chief financial officer, chief technology officer, treasurer, assistant treasurer or controller of a Loan Party, (b) solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party, and (c) solely for purposes of notices given pursuant to Article II, any of the officers listed in clause (a) above and any other officer or employee of the applicable Loan Party so designated by any of the officers listed in clause (a) above in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. To the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate.

“Short-Term Solar Bonds Credit Support” means an identified portfolio of (a) Unencumbered Excluded Subsidiary Assets, (b) Excluded Property of the Borrower, (c) all or any portion of Unencumbered Liquidity in excess of the amount required to be maintained under Section 7.11(b), or (d) any other assets of the Borrower not subject to Administrative Agent’s Lien or any other Permitted Lien.

“Swingline Loan Notice” means a notice of a Swingline Borrowing pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit J or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

Section 1.03   Amendment to the Definition of Eligible Back Log.  Clause (a) of the definition of “Eligible Back Log” as set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(a) the Total Expected Cancellations;”

Section 1.04   Amendment to Section 2.05(a).  Clause (a) of Section 2.05 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Optional.

(i) The Borrower may, upon notice to the Administrative Agent pursuant to delivery to the Administrative Agent of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay Revolving Loans in whole or in part without premium or penalty subject to Section 3.05; provided that, unless otherwise agreed by the Administrative Agent, (A) such notice must be received by the Administrative Agent not later than 11:00 a.m. (1) three (3) Business Days prior to any date of prepayment of Eurodollar Rate Loans and (2) on the date of prepayment of Base Rate Loans; (B) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (C) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding.  Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Eurodollar Rate Loans are to be prepaid, the Interest Period(s) of such Loans.  The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such

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repayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility).  If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.  Any prepayment of principal shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Subject to Section 2.15, such prepayments shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of the Facility.

(ii) The Borrower may, upon notice to the Swingline Lender pursuant to delivery to the Swingline Lender of a Notice of Loan Prepayment (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swingline Loans in whole or in part without premium or penalty; provided that, unless otherwise agreed by the Swingline Lender, (A) such notice must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess hereof (or, if less, the entire principal thereof then outstanding).  Each such notice shall specify the date and amount of such prepayment.  If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.  Any prepayment of principal shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05.”

Section 1.05   Amendment to Section 6.20(a).  Clause (a) of Section 6.20 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a)    As long as any Short-Term Solar Bonds remain outstanding, as of the date any certificate is delivered pursuant to Section 6.02(o), the Borrower and its Subsidiaries shall hold, in the aggregate, directly or indirectly Short-Term Solar Bonds Credit Support with an aggregate value of (as calculated in accordance with the formula contained in the following sentence and in accordance with the Borrower’s ordinary course of business practices) not less than 100% of the outstanding principal balance of all outstanding Short-Term Solar Bonds Issuances as of such date.  For purposes of determining the value of the Short-Term Solar Bonds Credit Support held by the Borrower and its Subsidiaries under this Section 6.20, as of any given date of determination, Short-Term Solar Bonds Credit Support shall be calculated by adding (i) the value of any assets set forth under clauses (a), (b) and (d) of the definition of Short-Term Solar Bonds Credit Support divided by 125%, and (ii) the value of any Unencumbered Liquidity set forth under clause (c) of the definition of Short-Term Solar Bonds Credit Support divided by 50%.”

Section 1.06   Amendment to Section 7.12.  Section 7.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 7.12  Capital Expenditures.

Make or become legally obligated to make any Capital Expenditure, except for Capital Expenditures in the ordinary course of business made or legally obligated to be made during the period commencing January 1, 2014 and continuing until the Maturity Date not exceeding, in the aggregate for the Borrower and its Subsidiaries, $250,000,000.”

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Section 1.07   Amendment to Section 7.17(b).  Clause (b) of Section 7.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Voluntarily prepay, redeem, purchase, defease or otherwise voluntarily satisfy in any manner (including by the exercise of any right of setoff) the obligations owed (but, for avoidance of doubt, excluding regularly scheduled interest payments due in the ordinary course) under any Solar Bonds Financing; provided, however: the Borrower may prepay, redeem, purchase, defease or otherwise voluntarily satisfy in any manner (including by the exercise of any right of setoff) the following:

(i)

any Solar Bond upon (w) the cancellation of a bond purchase by a bondholder under an applicable federal or state law or regulation, such as the Federal Reserve Board’s Regulation E, (x) the determination that a bondholder is an ineligible purchaser (either by federal or state law or regulation or under the terms of the Solar Bonds Issuance), (y) the determination that a purchase by a bondholder is ineligible or fraudulent (either by federal or state law or regulation or under the terms of the Solar Bonds Issuance), or (z) the determination that a specific bond purchase is likely to result in material adverse legal, tax or regulatory consequences to the Borrower;

(ii)	in any calendar year, up to 1% of the total outstanding Solar Bonds in connection with the death of a bondholder;
(iii)	in any calendar year, up to 1% of the total outstanding Solar Bonds in connection with any required redemption events not included in clauses (i) or (ii) above;
(iv)

pursuant to a refinancing, any Solar Bonds Financing so long as immediately before and after giving effect to such refinancing, (x) no Default or Event of Default exists, and (y) the Borrower is in compliance with the financial covenants set forth in Section 7.11 (with such financial covenants to be measured immediately prior to and after the making of each such payment); and

(v)

any principal payments (and any interest payments due in connection therewith) of any Short-Term Solar Bond or any Short-Term Solar Bonds Issuance, so long as (x) immediately before and after giving effect to each such payment, (A) no Default or Event of Default exists, and (B) the Borrower is in compliance with the financial covenants set forth in Section 7.11 (with such financial covenants to be measured immediately prior to and after the making of each such payment) and (y) the Borrower delivers to the Administrative Agent a certificate, in form and substance reasonably satisfactory to the Administrative Agent, certifying that the conditions in clause (x) above have been satisfied.”

Section 1.08   Amendment to Section 11.02(e).  Clause (e) of Section 11.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e) Reliance by Administrative Agent, L/C Issuer and Lenders.  The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including, without limitation, telephonic or electronic notices, Loan Notices, Letter of Credit Applications, Notice of Loan Prepayment and Swingline Loan Notices) purportedly given by or on behalf of any Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.  The Loan Parties shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of

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each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of a Loan Party.  All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.”

Section 1.09   Amendment to Exhibit Q.  Exhibit Q to the Credit Agreement is hereby amended by adding a new paragraph following the second paragraph as follows:

“The undersigned further certifies, as of the date first written above, as set forth on Schedule D, that (a) the Cancellation Rates, for a given period of measurement, reflect the actual rate of cancellation for each applicable Stage of Completion and Sales Channel as measured over the six months ending _________ for jobs sold in the month that is six months prior to such month-end and the values used for such calculation are accurate, and (b) the aggregate PV System Values accurately reflect the Project Back-Log as PV System Values for each applicable Stage of Completion and Sales Channel.”

Section 1.10   Amendments to Exhibit Q.

(a) Schedule A to Exhibit Q (Form of Borrowing Base Certificate) is hereby deleted and replaced in its entirety with the attached Annex I.

(b) A new Schedule D to Exhibit Q (Form of Borrowing Base Certificate) attached hereto as Annex II shall be added to Exhibit Q immediately following Schedule C to Exhibit Q.

Section 1.11   Amendment to Exhibit U. Exhibit U to the Credit Agreement is hereby deleted and replaced with the attached Annex III.

Section 1.12    Amendment to Exhibits.   The Exhibits to the Credit Agreement are hereby amended by adding a new Exhibit V set forth as Annex IV attached hereto.

ARTICLE II.
CONDITIONS TO EFFECTIVENESS

Section 2.01   Conditions to Effectiveness. This Amendment shall become effective as of the Amendment Effective Date upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a) Administrative Agent shall have received a copy of this Amendment duly executed by the Borrower, the Required Lenders and Administrative Agent.

(b) No Default or Event of Default shall exist.

(c) Administrative Agent shall have received an officer’s certificate executed by a Responsible Officer of the Borrower.

ARTICLE III.
MiSCELLANEOUS

Section 3.01   Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

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Section 3.02   Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment, other than those which have been duly obtained.

(d) Immediately before and after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e) After giving effect to this Amendment, the Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

(f) The Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

Section 3.03   Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

Section 3.04   Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

Section 3.05  Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

Section 3.06  Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

Section 3.07  Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

Section 3.08  Electronic Execution. The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paperbased recordkeeping system, as the case may

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be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent, the L/C Issuer nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent, the L/C Issuer or such Lender pursuant to procedures approved by it and provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by a manually executed counterpart.

Section 3.09   Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. Except as provided in Section 2.01, this Amendment shall become effective when executed by the Administrative Agent and when the Administrative Agent has received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tiff”) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 3.10   Acknowledgment of Foreign Account Tax Compliance Act.  For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the effective date of the Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

Section 3.11    No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

Section 3.12    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 3.13     Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 3.14     Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Signature Pages to Follow]

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	SOLARCITY CORPORATION, a Delaware corporation

	By:	/s/ Lyndon Rive
	Name:	Lyndon Rive
	Title:	Chief Executive Officer

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FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING LOAN)

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., in its capacity as Administrative Agent

	By:	/s/ Dora A. Brown
	Name:	Dora A. Brown
	Title:	Vice President

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FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING LOAN)

LENDERS:	BANK OF AMERICA, N.A., in its capacity as a Lender, L/C Issuer and Swingline Lender

	By:	/s/ Thomas R. Sullivan
	Name:	Thomas R. Sullivan
	Title:	Senior Vice President

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FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING LOAN)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Authorized Signatory

By:	/s/ Samuel Miller
Name:	Samuel Miller
Title:	Authorized Signatory

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FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING LOAN)

SILICON VALLEY BANK, as a Lender

By:	/s/ Dan Baldi
Name:	Dan Baldi
Title:	Managing Director

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FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING LOAN)

BRIDGE BANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ Randall Lee
Name:	Randall Lee
Title:	Assistant Vice President

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FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING LOAN)

ONEWEST BANK, FSB as a Lender

By:	/s/ Michael MacDonald
Name:	Michael MacDonald
Title:	Executive Vice President

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING LOAN)

AMERICAN SAVINGS BANK, F.S.B., a federal savings bank, as a Lender

By:	/s/ Danford H. Oshima
Name:	Danford H. Oshima
Title:	Senior Vice President

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING LOAN)

GUARANTOR CONSENT

Each of the undersigned (each a “Guarantor”) consents to the foregoing Amendment to Credit Agreement and other Loan Documents (“Amendment”) and the transactions contemplated thereby and reaffirms its obligations under Article X (Continuing Guaranty) of the Credit Agreement (as the same may be amended, modified, supplemented or replaced from time to time, the “Guaranty”).

Each Guarantor reaffirms, to the extent a party thereto, that its obligations under the Guaranty are separate and distinct from the Borrower’s obligations and reaffirms its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations.

Furthermore, each Guarantor acknowledges and agrees that any reference to the term “Credit Agreement” in the Guaranty shall mean the Credit Agreement dated of even date with the Guaranty together with all amendments, increases or modifications thereto.

Agreed and Acknowledged:

Dated as of:  December 19, 2014

GUARANTORS:

POPPY ACQUISITION LLC

By:	/s/ Lyndon Rive
Name:	Lyndon Rive
Title:	President and CEO

ZEP SOLAR LLC

By:	/s/ Lyndon Rive
Name:	Lyndon Rive
Title:	President and CEO

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Annex I

Schedule A to Exhibit Q

Borrowing Base

Residential Project Formula Amount
Military Project Formula Amount
Commercial Project Formula Amount
	Total Borrowing Base	$ -

I. Residential Project Formula Amount

A.	Gross Residential Project Back-Log

i. Total Expected Cancellations

ii. Residential Projects set forth in SolarWorks as being in the “permit phase” for more than [***] days after being included in Project Back-Log

iii. Projects which are purchased in cash by a customer (to the extent included in Gross Residential Project Back-Log)

iv. A Project to be installed on the property of a customer of Borrower if the Project Back-Log with respect to Projects for such customer exceeds 15% of the total Project Back-Log; provided, that ineligibility shall only apply to such excess

v. Applicable percentage of True-Up Liability to be cured by Tranching of Residential Projects

vi. A Project which has been identified for Tranching using Available Take-Out which is not Eligible Take-Out

vii. Projects expressly deemed ineligible by the Administrative agent pursuant to clause 2.01(b)(i) of the Credit Agreement

viii. Sum of I.A.i through I.A.vii:

ix. Result of I.A. minus I.A.viii:

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x. 40% of I.A.ix

B.	Gross Available Take-Out for residential Projects:¹

i. Available Take-Out provided by any Person (i) that has disputed its obligation to fund such Available Take-Out, (ii) that generally made statements that it is unable to satisfy its funding obligations, or (iii) for which any Person may have any claim, demand, or liability whether by action, suit, counterclaim or otherwise against such Available Take-Out

ii. Person providing such Available Take-Out is the subject of any action or proceeding of a type described in Section 8.01(f) of the Credit Agreement

iii. Available Take-Out is obtained from any facility other than (i) a Tax Equity Commitment under a Partnership Flip Structure, Sale-Leaseback Structure or Inverted Lease Structure, (ii) Backlever Financing, or (iii) other Take-Out acceptable to Administrative Agent and Required Lenders

iv. Available Take-Out provided by a Person who has the right of offset with respect to any amounts owed to such Person by Borrower or its Subsidiaries; provided, that ineligibility shall be limited to the amount of such set-off

v. Take-Out expressly deemed ineligible by the Administrative agent pursuant to clause 2.01(b)(ii) in the Credit Agreement

vi. The sum of I.B.i through I.B.v:

vii. The result of I.B. minus I.B.vi:

viii. 70% of I.B.vii

ix. Lesser of Lines I.A.x and I.B.viii

¹ Gross Available Take-Out shall not be double counted in residential, military and commercial jobs to the extent such Available-Take out is available for more than one category of Project.

II. Commercial Project Formula Amount

A.	Gross Commercial Project Back-Log

i. Commercial Projects set forth in SolarWorks as being in the “permit phase” for more than [***] days after being included in Project Back-Log

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ii. Projects which are purchased in cash by a customer (to the extent included in Gross Commercial Project Back-Log)

iii. A Project to be installed on the property of a customer of Borrower if the Project Back-Log with respect to Projects for such customer exceeds 15% of the total Project Back-Log; provided, that ineligibility shall only apply to such excess and such limitation shall not apply to Projects provided to customers that have obtained an unsecured public debt rating of A or better from either Moody’s or S&P

iv. Applicable percentage of True-Up Liability to be cured by Tranching of Commercial Projects

v. A Project which has been identified for Tranching using Available Take-Out which is not Eligible Take-Out

vi. Projects expressly deemed ineligible by the Administrative agent pursuant to clause 2.01(b)(i) of the Credit Agreement

vii. The sum of II.A.i through II.A.vi:

viii. The result of II.A. minus II.A.vii:

ix. 40% of II.A.ix

B.	Gross Available Take-Out for commercial Projects²

i. Available Take-Out provided by any Person (i) that has disputed its obligation to fund such Available Take-Out, (ii) that generally made statements that it is unable to satisfy its funding obligations, or (iii) for which any Person may have any claim, demand, or liability whether by action, suit, counterclaim or otherwise against such Available Take-Out

ii. Person providing such Available Take-Out is the subject of any action or proceeding of a type described in Section 8.01(f) of the Credit Agreement

iii. Available Take-Out is obtained from any facility other than (i) a Tax Equity Commitment under a Partnership Flip Structure, Sale-Leaseback Structure or Inverted Lease Structure, (ii) Backlever Financing, or (iii) other Take-Out acceptable to Administrative Agent and Required Lenders

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

iv. Available Take-Out provided by a Person who has the right of offset with respect to any amounts owed to such Person by Borrower or its Subsidiaries; provided, that ineligibility shall be limited to the amount of such set-off

v. Take-Out expressly deemed ineligible by the Administrative agent pursuant to clause 2.01(b)(ii) in the Credit Agreement

vi. Sum of II.B.i through II.B.v

vii. Result of II.B. minus II.B.vi:

viii. 0% of II.B.vii

ix. Lesser of Lines II.A.x and II.B.viii

² Gross Available Take-Out shall not be double counted in residential, military and commercial jobs to the extent such Available-Take out is available for more than one category of Project.

III. Military Project Formula Amount

A.	Gross Military Project Back-Log

i. Military Projects set forth in SolarWorks as being in the “permit phase” for more than [***] days after being included in Project Back-Log

ii. Projects which are purchased in cash by a customer (to the extent included in Gross Military Project Back-Log)

iii. A Project to be installed on the property of a customer of Borrower if the Project Back-Log with respect to Projects for such customer exceeds 15% of the total Project Back-Log; provided, that ineligibility shall only apply to such excess and such limitation shall not apply to Projects provided to customers that have obtained an unsecured public debt rating of A or better from either Moody’s or S&P

iv. Applicable percentage of True-Up Liability to be cured by Tranching of Military Projects

v. A Project which has been identified for Tranching using Available Take-Out which is not Eligible Take-Out

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

vi. Projects expressly deemed ineligible by the Administrative agent pursuant to clause 2.01(b)(i) of the Credit Agreement

vii. Sum of III.A.i through III.A.vii

viii. Result of III.A. minus III.A.viii:

ix. 40% of III.A.ix

B.	Gross Available Take-Out for military Projects³:

i. Available Take-Out provided by any Person (i) that has disputed its obligation to fund such Available Take-Out, (ii) that generally made statements that it is unable to satisfy its funding obligations, or (iii) for which any Person may have any claim, demand, or liability whether by action, suit, counterclaim or otherwise against such Available Take-Out

ii. Person providing such Available Take-Out is the subject of any action or proceeding of a type described in Section 8.01(f) of the Credit Agreement

iii. Available Take-Out is obtained from any facility other than (i) a Tax Equity Commitment under a Partnership Flip Structure, Sale-Leaseback Structure or Inverted Lease Structure, (ii) Backlever Financing, or (iii) other Take-Out acceptable to Administrative Agent and Required Lenders

iv. Available Take-Out provided by a Person who has the right of offset with respect to any amounts owed to such Person by Borrower or its Subsidiaries; provided, that ineligibility shall be limited to the amount of such set-off

v. Take-Out expressly deemed ineligible by the Administrative agent pursuant to clause 2.01(b)(ii) in the Credit Agreement

vi. Sum of III.B.i through III.B.v:

vii. Result of III.B. minus III.B.vi:

viii. 70% of III.B.vii

ix. Lesser of Lines III.A.x and III.B.Viii

³ Gross Available Take-Out shall not be double counted in residential, military and commercial jobs to the extent such Available-Take out is available for more than one category of Project.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Annex II

Schedule D to Exhibit Q

Expected Cancellation Values

Cancellation Rates

Stage of Completion	Inside Sales (%)	Field Sales (%)	Direct Sales (%)	Channel Sales (%)	Other (%)
(i) Sold Not Surveyed
(ii) Surveyed Not Designed
(iii) Designed Not Permitted
(iv) Permitted Not Installed

Aggregate PV System Values

Stage of Completion	Inside Sales (PV System Values)	Field Sales (PV System Values)	Direct Sales (PV System Values)	Channel Sales (PV System Values)	Other (PV System Values)
(i) Sold Not Surveyed
(ii) Surveyed Not Designed
(iii) Designed Not Permitted
(iv) Permitted Not Installed

Expected Cancellation Values

Stage of Completion	Inside Sales (PV System Values)	Field Sales (PV System Values)	Direct Sales (PV System Values)	Channel Sales (PV System Values)	Other (PV System Values)	Total
(i) Sold Not Surveyed
(ii) Surveyed Not Designed
(iii) Designed Not Permitted
(iv) Permitted Not Installed
Total

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Annex III

Exhibit U

SHORT-TERM SOLAR BONDS CREDIT SUPPORT CERTIFICATE

This Short-Term Solar Bonds Credit Support Certificate (this “Certificate”) dated as of ________ __, 20__ is delivered to you pursuant to Section 6.02(o) of the Amended and Restated Credit Agreement dated as of November 1, 2013 (as amended, modified, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by and among SolarCity Corporation, a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower from time to time party thereto as guarantors, certain banks and financial institutions from time to time party thereto as lenders (the “Lenders”), and Bank of America, N.A., as administrative agent (together with its successors and permitted assigns in such capacity, the “Administrative Agent”), sole lead arranger and sole book manager.  Each capitalized term used and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

The undersigned Responsible Officer of the Borrower hereby certifies, represents and warrants as of the date hereof that he/she is the __________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on behalf of the Borrower, and that:

[(a) [as of ________ __, 20__ (the “Computation Date”), the Borrower has made a Short-Term Solar Bonds Issuance, titled [●]% Solar Bonds, Series 20[●]/[●]-[●], in the principal amount of up to $[●] pursuant to that certain Prospectus Supplement No. [●], Registration No. 333-[●] dated [●], 20[●];]

[(a) [as of ________ __, 20__ (the “Computation Date”), the Borrower has removed certain assets from its portfolio of Short-Term Solar Bonds Credit Support [and has replaced such assets with alternative Short-Term Solar Bonds Credit Support], [each] as identified on Schedule 2;]

(b) all of the information contained herein and attached hereto is true and complete in all material respects, and all calculations contained herein and attached hereto as Schedule 1 (the “Credit Support Certificate Calculations”) are true and complete in all material respects;

(c) as of the Computation Date, the aggregate value of the Short-Term Solar Bonds Credit Support (as calculated in accordance with the Borrower’s ordinary course of business practices) equals $__________ and the outstanding principal balance of all outstanding Short-Term Solar Bonds Issuances as of the Computation Date equals $_____________; and

(d) the ratio of the Short-Term Solar Bonds Credit Support aggregate value to the aggregate Short-Term Solar Bonds Issuances outstanding principal balance is no less than 1.0:1.0.

[Remainder of page intentionally left blank]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned Responsible Officer has caused this Short-Term Solar Bonds Credit Support Certificate to be executed and delivered, and the certifications and warranties contained herein to be made on behalf of the Borrower as of the date first written above.

SOLARCITY CORPORATION, a Delaware corporation

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 1

Short-Term Solar Bonds Credit Support

Portfolio and Values

[To be provided by the Borrower on each Calculation Date]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Short-Term Solar Bonds Credit Support Certificate – Portfolio and Values

Dates:
Certificate Date
Calculation Date

Credit Support Portfolio Summary

Subject Assets	Type of Assets (Unencumbered Excluded Subsidiary Assets; Unencumbered Liquidity; etc.)	Percentage Applicable to Type of Asset[1]	Valuation of Subject Assets (on Calculation Date)	Valuation of Subject Assets Divided by the Percentage Applicable to Type of Asset

%	$[__]	$[__]
%	$[__]	$[__]
%	$[__]	$[__]
%	$[__]	$[__]
%	$[__]	$[__]
Total Value of Short-Term Solar Bonds Credit Support:	$[__]

Short-Terms Solar Bonds Issuances Summary
Outstanding Balance of Short-Term Solar Bonds Issuances as of the Calculation Date	$[__]
Total Value of Short-Term Solar Bonds Credit Support	$[__]

Short-Term Solar Bonds Credit Support Coverage Test
Ratio of (Outstanding Balance of Short-Term Solar Bonds Issuance) to (Total Value of Short-Term Solar Bonds Credit Support)	[__]:[__]
Coverage Ratio Threshold	1.0:1.0
Status	Good standing

1. Percentages Applicable to Type of Asset are as follows: (i) the value of any assets set forth under clauses (a), (b) and (d) of the definition of Short-Term Solar Bonds Credit Support divided by 125%, and (ii) the value of any Unencumbered Liquidity set forth under clause (c) of the definition of Short-Term Solar Bonds Credit Support divided by 50%.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 2

List of Removed or Replacement Short-Term Solar Bonds Credit Support

[See attached.]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Annex IV

Exhibit V

Form of

Notice of Loan Prepayment

TO:	Bank of America, N.A., as Administrative Agent
RE:

Amended and Restated Credit Agreement, dated as of November 1, 2013, by and among SOLARCITY CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swingline Lender (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

DATE:	[Date]

The Borrower hereby notifies the Administrative Agent that on _____________ pursuant to the terms of Section 2.05(a) (Optional Prepayments) of the Credit Agreement, the Borrower intends to prepay/repay the following Loans as more specifically set forth below:

☐  Optional prepayment of Revolving Loans in the following amount(s):

☐  Eurodollar Rate Loans: $_______________

Applicable Interest Period:_________________

☐  Base Rate Loans:  $____________

☐  Optional prepayment of Swingline Loans in the following amount:

$__________________

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SOLARCITY CORPORATION, a Delaware corporation

By:
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.